Property and Equipment	12 Months Ended
Dec. 31, 2019
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]
E.	Property and Equipment

Property and equipment consists of the following (in thousands):

	December 31,
	2019	2018
Laboratory equipment	$638	$1,035
Furniture and office equipment	119	655
Computers and hardware	303	299
Leasehold improvements	958	1,017
Finance lease right-of-use assets	1,013	—

Total property and equipment	3,031	3,006
Less: accumulated depreciation and amortization	(1,560)	(1,253)

Property and equipment, net	$1,471	$1,753

The estimated useful lives of property and equipment are as follows:

Asset Category	Useful Life (in years)
Laboratory equipment	10
Furniture and office equipment	5 - 10
Computers and hardware	3 - 7
Leasehold improvements	9

Depreciation and amortization expense, including amounts pertaining to assets held under finance leases, was approximately $304,000 and $324,000 for the years ended December 31, 2019 and 2018, respectively.